                      SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.

                                  FORM 8-K/A

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    MAY 1, 1995.
                                                     -------------


                        LYONDELL PETROCHEMICAL COMPANY
-----------------------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                   1-10145            95-4160558
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(STATE OR OTHER JURISDICTION        (COMMISSION          (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)       IDENTIFICATION NO.)


1221 MCKINNEY STREET, SUITE 1600, HOUSTON, TEXAS          77010
---------------------------------------------------------------------------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      (713) 652-7200
                                                        -------------------


                                NOT APPLICABLE
  ---------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


                         INDEX TO FINANCIAL STATEMENTS


(B)  UNAUDITED PRO FORMA FINANCIAL INFORMATION:

     An unaudited pro forma condensed income statement is provided below for the nine months ended September 30, 1995.

     Unaudited Pro Forma Condensed Income Statement for the
     nine months ended September 30, 1995                           4

     Notes to Unaudited Pro Forma Condensed Income Statement        5


                               INDEX TO EXHIBITS

(C)  EXHIBITS:   NONE

                         LYONDELL PETROCHEMICAL COMPANY

                 UNAUDITED PRO FORMA CONDENSED INCOME STATEMENT



The accompanying unaudited pro forma condensed income statement gives effect to the acquisition by Lyondell Petrochemical Company ("Lyondell") of Occidental Chemical Corporation's (an affiliate of Occidental Petroleum Corporation) Alathon/register mark/ high-density polyethylene ("HDPE") business (the "Alathon Division") in a transaction accounted for as a purchase. The unaudited pro forma condensed statement of income is based on the individual statements of income of Lyondell and the Alathon Division and combines the results of operations of Lyondell and the Alathon Division for the nine months ended September 30, 1995 as if the acquisition occurred on January 1, 1995. This unaudited pro forma condensed income statement should be read in conjunction with both the historical financial statements and notes thereto of Lyondell which are included in its quarterly report on Form 10-Q for the nine months ended September 30, 1995, which is incorporated herein by reference and the historical financial statements and notes thereto of the Alathon Division included in Form 8-K/A dated June 26, 1995, which is incorporated herein by reference.

                        LYONDELL PETROCHEMICAL COMPANY

               UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME

                     NINE MONTHS ENDED SEPTEMBER 30, 1995



                                                            Alathon
                                                            Division
                                                              Four
                                                             Months
                                                             Ended      Pro Forma
                                                            April 30,  Adjustments
Millions of dollars except per share amounts    Lyondell      1995       (Note 2)      Combined
--------------------------------------------    --------   ----------  ------------    --------
Sales and other operating revenues               $3,793       $194                       $3,987
Cost of sales & SG&A                              3,151        161          (1)(a)        3,311
                                                 ------       ----         ----          ------
     Operating income                               642         33           1              676
Interest expense                                    (59)                    (5)(b)          (64)
Interest income                                       5                                       5
Minority interest in LYONDELL-CITGO
  Refining Company Ltd.                             (12)                                    (12)
                                                 ------       ----         ----          ------
     Income before income taxes                     576         33          (4)             605
Provision for income taxes                          214         10          (1)(c)          223
                                                 ------       ----         ----          ------
Net income                                       $  362       $ 23         $(3)          $  382
                                                 ======       ====         ====          ======
Earnings per share                               $ 4.52                                  $ 4.78
                                                 ======                                  =======


                         LYONDELL PETROCHEMICAL COMPANY

            NOTES TO UNAUDITED PRO FORMA CONDENSED INCOME STATEMENT



1. BASIS OF PREPARATION

The accompanying unaudited pro forma condensed income statement has been prepared to reflect the acquisition of the Alathon Division by Lyondell for a purchase price of $350 million.


2. PRO FORMA ADJUSTMENTS

   a. Elimination of certain fees incurred by the Alathon Division under a revolving sale program related to the sales of receivables to its affiliate, Occidental Chemical Corporation.

   b. Interest charges for the four months ended April 30, 1995 related to borrowings from Lyondell's revolving credit facility, calculated in accordance with the terms of the revolving credit facility.

   c.  Income taxes at statutory rates relating to foregoing adjustments.

                                 SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 1996                      LYONDELL PETROCHEMICAL COMPANY


                                            By:  /s/   Joseph M. Putz
                                               ------------------------------
                                               Joseph M. Putz
                                               Vice President and Controller

                                  Page 6 of 6